Long-Term Debt	12 Months Ended
Dec. 31, 2015
Long-Term Debt [Abstract]
Long-Term Debt

13.Long-Term Debt

As at December 31	Note	2015	2014

Canadian Dollar Denominated Debt
Canadian Unsecured Notes:	B
5.80% due January 18, 2018		$-	$647
		-	647

U.S. Dollar Denominated Debt
Revolving credit and term loan borrowings	A	650	1,277
U.S. Unsecured Notes:	B
5.90% due December 1, 2017		-	700
6.50% due May 15, 2019		500	500
3.90% due November 15, 2021		600	600
8.125% due September 15, 2030		300	300
7.20% due November 1, 2031		350	350
7.375% due November 1, 2031		500	500
6.50% due August 15, 2034		750	750
6.625% due August 15, 2037		500	500
6.50% due February 1, 2038		800	800
5.15% due November 15, 2041		400	400
		5,350	6,677
Total Principal	F	5,350	7,324

Increase in Value of Debt Acquired	C	27	34
Debt Discounts	D	(14)	(18)
Current Portion of Long-Term Debt	E	-	-
		$5,363	$7,340

A)REVOLVING CREDIT AND TERM LOAN BORROWINGS

U.S. Dollar Denominated Revolving Credit and Term Loan Borrowings

At December 31, 2015, Encana had in place committed revolving bank credit facilities totaling $4.5 billion which included $3.0 billion on a revolving bank credit facility for Encana and $1.5 billion on a revolving bank credit facility for a U.S. subsidiary.  The facilities are extendible from time to time, but not more than once per year, for a period not longer than five years plus 90 days from the date of the extension request, at the option of the lenders and upon notice from Encana.  The facilities mature in July 2020, and are fully revolving up to maturity.  Encana is subject to certain financial covenants in its credit facility agreements and is in compliance with all financial covenants as at December 31, 2015.

The Encana facility is unsecured and bears interest at the lenders’ rates for Canadian prime, U.S. base rate, Bankers’ Acceptances or LIBOR, plus applicable margins.  As at December 31, 2015, the Company had borrowed LIBOR loans of $210 million maturing at various dates with a weighted average interest rate of 1.87 percent.  The Encana facility also backstopped commercial paper of $440 million maturing at various dates with a weighted average interest rate of 1.13 percent.  These amounts are fully supported and Management expects that they will continue to be supported by revolving credit facilities that have no repayment requirements within the next year.  Of the $3.0 billion revolving bank credit facility, $2,350 million remained unused.

The U.S. subsidiary facility, which remained unused as at December 31, 2015, bears interest at either the lenders’ U.S. base rate or LIBOR, plus applicable margins.

Standby fees paid in 2015 relating to revolving credit and term loan agreements were approximately $11 million (2014 – $12 million; 2013 – $14 million).

B)UNSECURED NOTES

Shelf Prospectus

In 2014,  Encana filed a short form base shelf prospectus, whereby the Company may issue from time to time up to $6.0 billion, or the equivalent in foreign currencies, of debt securities, common shares, preferred shares, subscription receipts, warrants and units in Canada and/or the U.S.  During March 2015, the Company filed a prospectus supplement to the base shelf prospectus for the issuance of common shares as described in Note 16.  At December 31, 2015,  $4.9 billion remained accessible under the shelf prospectus, the availability of which is dependent upon market conditions.  The shelf prospectus expires in July 2016.

U.S. and Canadian Unsecured Notes

Unsecured notes include medium-term notes and senior notes that are issued from time to time under trust indentures and have equal priority with respect to the payment of both principal and interest.

On March 5, 2015, Encana provided notice to noteholders that it would redeem the Company’s $700 million 5.90 percent notes due December 1, 2017 and C$750 million 5.80 percent medium-term notes due January 18, 2018.  On April 6, 2015, the Company used net proceeds from the common shares issued, as disclosed in Note 16, and cash on hand to complete the note redemptions.  In conjunction with the early note redemptions, the Company incurred a one-time interest payment of approximately $165 million as discussed in Note 5.

On February 28, 2014, Encana announced a cash tender offer and consent solicitation for any and all of the Company’s outstanding $1,000 million 5.80 percent notes due May 1, 2014.  The Company paid $1,004.59 for each $1,000 principal amount of the notes plus accrued and unpaid interest up to, but not including, the settlement date and a consent payment equal to $2.50 per $1,000 principal amount of the notes.

On March 28, 2014, the tender offer and consent solicitation expired and on March 31, 2014,  Encana paid the consenting noteholders an aggregate of approximately $792 million in cash reflecting a $768 million principal debt repayment, $2 million for the consent payment and $22 million of accrued and unpaid interest.

On April 28, 2014, pursuant to the Notice of Redemption issued on March 28, 2014, the Company redeemed the remaining principal amount of the 5.80 percent notes not tendered in the tender offer.  Encana paid approximately $239 million in cash reflecting a $232 million principal debt repayment and $7 million of accrued and unpaid interest.

On December 16, 2014, Encana completed the redemption of the $500 million 7.375 percent senior notes due April 15, 2021 and the $650 million 6.00 percent senior notes due May 1, 2022, which were assumed by Encana in conjunction with the Athlon acquisition as discussed in Note 3.  The Company recognized a one-time outlay of approximately $125 million as a result of the early redemption as discussed in Note 5.  Encana used proceeds from the Company's revolving credit facility of $1,277 million to redeem the senior notes.

C)INCREASE IN VALUE OF DEBT ACQUIRED

Certain of the notes and debentures of the Company were acquired in business combinations and were accounted for at their fair value at the dates of acquisition. The difference between the fair value and the principal amount of the debt is being amortized over the remaining life of the outstanding debt acquired, which is approximately 15 years.

In conjunction with the Athlon acquisition in 2014, the Company recorded an increase in the fair value of the debt acquired of approximately  $12 million, which was expensed upon redemption of the senior notes and is included in other expenses in the Company’s Consolidated Statement of Earnings.

D)DEBT DISCOUNTS

Long-term debt premiums and discounts are capitalized within long-term debt and are being amortized using the effective interest method.  During 2015 and 2014, no debt discounts were capitalized.

E)CURRENT PORTION OF LONG-TERM DEBT

As at December 31, 2015 and 2014, there was no current portion of long-term debt.

F)MANDATORY DEBT PAYMENTS

Principal
As at December 31	Amount

2016	$-
2017	-
2018	-
2019	500
2020	650
Thereafter	4,200
Total	$5,350

The revolving credit facilities are fully revolving for a period of up to five years.  Based on the current maturity dates of the credit facilities, the payments are included in 2020.

As at December 31, 2015, total long-term debt had a carrying value of $5,363 million and a fair value of $4,630 million (2014 – carrying value of $7,340 million and a fair value of $7,788 million).  The estimated fair value of long-term borrowings is categorized within Level 2 of the fair value hierarchy and has been determined based on market information, or by discounting future payments of interest and principal at interest rates expected to be available to the Company at period end.